American Century Capital Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated November 1, 2014 ■ Statement of Additional Information dated August 1, 2014
The following entry is added to the Accounts Managed table on page 30 of the SAI. This information is provided as of October 28, 2014.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments ‑ subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Miles Lewis	Number of Accounts	2	1	4
	Assets	$2.0 billion[1]	$35.4 million	$485.5 million
1Includes $1.9 billion in Small Cap Value.
The following portfolio manager is added to the Small Cap Value section of the Ownership of Securities table on page 33 of the SAI.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Small Cap Value
Miles Lewis	A(1)
Ranges: A - none; B - $1-$10,000; C - $10,001-$50,000; D - $50,001-$100,000; E - $100,001-$500,000; F - $500,001-$1,000,000; G - More than $1,000,000.

[1]	Information is provided as of October 28, 2014.

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